EXHIBIT 24



                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ J. A. Blanchard III
                                   J. A. Blanchard III



                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ David A. Christensen
                                   David A. Christensen

















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Gerald J. Ford
                                   Gerald J. Ford




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Pierson M. Grieve
                                   Pierson M. Grieve




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Charles M. Harper
                                   Charles M. Harper




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ William A. Hodder
                                   William A. Hodder




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Lloyd P. Johnson
                                   Lloyd P. Johnson




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                               /s/ Reatha ClarkKing
                                   Reatha Clark King




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Richard M. Kovacevich
                                   Richard M. Kovacevich
                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Richard S. Levitt
                                   Richard S. Levitt




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Richard D. McCormick
                                   Richard D. McCormick




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Cynthia H. Milligan
                                   Cynthia H. Milligan




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Benjamin F. Montoya
                                   Benjamin F. Montoya




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Ian M. Rolland
                                   Ian M. Rolland




















                       NORWEST CORPORATION

                        Power of Attorney
                   of Director and/or Officer




   KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of NORWEST CORPORATION, a Delaware corporation, does hereby make, constitute and appoint RICHARD M. KOVACEVICH, STANLEY S. STROUP, JOHN T. THORNTON AND LAUREL A. HOLSCHUH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of up to 600,000 shares of Common Stock of the Corporation which may be issued in connection with the acquisition by the Corporation of United Group, Inc., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

   IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 24th day of September, 1996.



                                /s/ Michael W.Wright
                                   Michael W. Wright